Exhibit 23
                                                                      ----------


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement of Post-Effective Amendment No. 1 on Form S-8 (No. 333-29407), the Registration Statement on Form S-3 (No. 333-45321), and the Registration Statement on Form S-3 (No. 333-66779) of Accent Color Sciences, Inc. of our report dated March 22, 2000 appearing on page 21 of this Form 10-K.






/s/ PricewaterhouseCoopers LLP
--------------------------------------

PricewaterhouseCoopers LLP

Hartford, Connecticut

March 29, 2000
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